UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

Angel Studios, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-56642	46-5217451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 W Center St. Provo, UT 84601
(Address of principal executive offices)

(760) 933-8437
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Chief Financial Officer

Patrick Reilly, Chief Financial Officer and Principal Accounting Officer of Angel Studios, Inc, (the “Company”), voluntarily resigned from his position, effective as of June 4, 2025. His resignation is not the result of any dispute or disagreement with the Company on any matters relating to the Company’s financial statements, internal controls, operations, policies, or practices. Mr. Reilly will continue to serve in a senior leadership role of the Company under the new Chief Financial Officer.

Appointment of New Chief Financial Officer

On June 4, 2025, the Company announced the appointment of Scott Klossner as the Company’s Chief Financial Officer and Principal Accounting Officer. Mr. Klossner’s employment with the Company commenced on June 4, 2025.

Mr. Klossner, age 68, brings over 35 years of financial and operational experience to the Company. His experience spans public offerings, private placements, Sarbanes-Oxley compliance, mergers and acquisitions, institutional negotiations, strategic growth and planning, productivity enhancement and team building. Prior to joining the Company, Mr. Klossner served as the Chief Financial Officer of Field Nation, a marketplace for skilled technicians, since 2024. Prior to Field Nation, Mr. Klossner served as Chief Financial Officer and a member of the board of directors at Mercato Partners Acquisition Corporation (NASDAQ: MPRA), which merged with Nuvini Ltd. (NASDAQ: NVNI) in September 2023. Mr. Klossner continues to serve on the board of directors of Nuvini Ltd. Previous to that he served as the Chief Financial Officer of Kount Inc., an industry leading digital fraud protection software-as-a-service company, which was acquired by Equifax Inc. (NYSE: EFX) in February 2021. Prior to Kount, Mr. Klossner served as the Chief Financial Officer for several fast-growing companies, including online retailer Backcountry.com, which was acquired in 2007 by Liberty Media Corporation (NASDAQ: LSXMB). Mr. Klossner received his B.S. in finance from the University of Utah and an MBA from the University of Southern California.

Mr. Klossner does not have a family relationship with any of the officers or directors of the Company and there is no arrangement or understanding between Mr. Klossner and any other person pursuant to which he was appointed to his position. There are no related party transactions in which Mr. Klossner has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Klossner has accepted employment with the Company pursuant to which Mr. Klossner will receive an annual base salary of $295,000. In addition, Mr. Klossner will be eligible to receive a grant of 50,000 options to purchase shares of the Company’s Class F Common Stock under the Company’s 2023 Stock Incentive Plan, of which twenty five percent (25%) of the options will vest on the 1-year anniversary of Mr. Klossner’s hire date, and the remaining will vest in thirty-six (36) equal monthly installments thereafter. Mr. Klossner will also be eligible to receive a grant of 15,000 options to purchase shares of the Company’s Class C Common Stock under the Company’s 2023 Performance Equity Plan, which will vest in ten (10) tranches, equally divided, with each tranche becoming vested based on a series of increasing stock price milestones. All equity incentive awards will be granted subsequently by the Company’s board of directors in accordance with its customary practice for making such awards.

Appointment of New Director

On June 6, 2025, the board of directors (the “Board”) of the Company appointed Robert C. Gay to serve as a director of the Company, effective immediately.

Mr. Gay, age 73, is the founder and Chairman of Kensington Capital Holdings, a private single-family office. He is co-founder and past Chief Executive Officer of the middle market private equity firm, Huntsman Gay Global Capital (“HGGC”). He currently serves as an Executive Director and member of HGGC’s investment committee. Mr. Gay is also an Executive Advisor and investment committee member of KSV Global, a growth stage investment firm. He previously worked as Managing Director and Chairman of the Management Committee of Bain Capital. He is a co-founder of Sorenson Capital, past co-manager of the Merchant Banking Group of Kidder Peabody, Executive Vice President of GE Capital Markets, international consultant for McKinsey & Co and an instructor in Economics at Harvard University. He has served on numerous private and public boards of directors. Mr. Gay served full-time as a General Authority Seventy for the Church of Jesus Christ of Latter-day Saints from 2012 to 2021, when he received emeritus status. Mr. Gay is currently a General Authority emeritus for the Church of Jesus Christ of Latter-day Saints and an Executive Director of Kensington Capital Philanthropies. He is actively engaged in and co-founder of the humanitarian groups: Engage Now Africa, Unitus Labs and Ending Modern Slavery. He is currently a Director of the Forever Young Foundation and co-founder of Ensign Global University in Ghana, the Ballard Center for Social Impact at BYU and the Center for Business, Health and Prosperity at the University of Utah. Mr. Gay received his Ph.D. in Business Economics from Harvard University and graduated as a Phi Beta Kappa with an A. B. from the University of Utah.

There are no arrangements or understandings between Mr. Gay and any other person pursuant to which he was appointed to his position. There are no related party transactions in which Mr. Gay has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Gay will not receive any compensation in connection with his appointment and service as a director of the Company at this time. However, he may be compensated in the future and the terms of such compensation will be disclosed in an amendment to this Current Report on Form 8-K.

ITEM 8.01	OTHER EVENTS

On June 10, 2025 the Company issued a press release announcing the change of position of Mr. Reilly, as well as the appointments of Mr. Klossner as Chief Financial Officer and Mr. Gay as a new member of the Company’s Board. A copy of this press release is furnished herewith as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by the Registrant dated June 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEL STUDIOS, INC.

Date: June 10, 2025	By:	/s/ Neal Harmon
Neal Harmon
Chief Executive Officer